SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, DC  20549


                                FORM 8-K


                             CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF THE


                     SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT:     October 17, 1995




                              C. R. BARD, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       New Jersey                 1-6926              22-1454160
       (STATE OF         COMMISSION FILE NUMBER     IRS EMPLOYER
     INCORPORATION)                               IDENTIFICATION NO.



                 730 Central Avenue, Murray Hill, New Jersey
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                07974
                              (ZIP CODE)


                           (908) 277-8000
                   (REGISTRANT'S TELEPHONE NUMBER)

Item 5.   Other Events

On October 9, 1995 Trimedyne, Inc., a medical device manufacturer, filed a complaint in state court in California alleging breach of contract, fraud and misrepresentation by the Company in connection with its performance under a development, supply and license agreement concerning side-firing laser products. The complaint seeks significant amounts for both compensatory and punitive damages. The Company intends to vigorously defend itself against such suit and believes that it has meritorious defenses and that the damages claimed are grossly exaggerated.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                              C. R. BARD, INC.
                              (Registrant)



                              By:
                                   William C. Bopp
                                   Executive Vice President
                                   and Chief Financial Officer




Dated:    October 17, 1995